BUSINESS COMBINATIONS	3 Months Ended
Mar. 31, 2024
ACQUISITIONS
BUSINESS COMBINATIONS

12. BUSINESS COMBINATIONS

The Company accounts for business combinations under the acquisition method of accounting, in accordance with Accounting Standards Codification (“ASC”) Topic 805, Business Combinations, which requires assets acquired and liabilities assumed to be recognized at their fair values on the acquisition date. Any excess of the fair value of purchase consideration over the fair value of the assets acquired less liabilities assumed is recorded as goodwill. The fair values of the assets acquired and liabilities assumed are determined based upon the valuation of the acquired business and involves management making significant estimates and assumptions.

Ally Commerce, Inc dba FeatherPay (“FeatherPay”)

On January 1, 2024, the Company entered into an Asset Purchase Agreement (the “Agreement”) with Ally Commerce, Inc. dba FeatherPay (the “Seller”). The Seller was engaged in the business of healthcare billing and payment processing. Pursuant to the Agreement, the Company purchased the assets of the Seller utilized in the Seller’s business. As consideration for the acquired assets: (i) the Company paid to FeatherPay $500,000 in cash, and (ii) the Company agreed to issue to FeatherPay’s stockholders an aggregate of $4,800,000 worth of shares (the “Stock Consideration”) of Company’s Series A Preferred Stock, par value $0.0001 at $10.00 per share totaling 480,000 shares.

Teamworx LLC (“Teamworx”)

On January 1, 2024, the Company entered into an Asset Purchase Agreement with Teamworx LLC (“Teamworx”). Teamworx was engaged in the business of healthcare billing and payment processing.  Pursuant to the Agreement, the Company purchased the assets of the Seller utilized in the Seller’s business. As consideration for the acquired assets: (i) the Company paid to Seller $125,000 in cash, and (ii) the Company agreed to issue to Seller $575,000 worth of shares of Company Series A Preferred Stock at $10.00 per share totaling 57,500 shares.

Verifi Dental Limited (“Verifi”)

On January 1, 2024, the Company entered into an Asset Purchase Agreement with Verifi Dental, Limited (the “Seller”). The Seller was engaged in the business of healthcare billing and payment processing. As consideration for the acquired assets: (i) the Company paid to Seller $360,000 in cash, and (ii) the Company agreed to issue to Seller $840,000 worth of shares of Company Series A Preferred Stock at $10.00 per share totaling 84,000 shares.

Certain fair values of acquired assets and assumed liabilities may be estimated at the acquisition date pending confirmation or completion of the valuation process. Where provisional values are used in accounting for a business combination, they may be adjusted retrospectively in subsequent periods within the measurement period when it reflects new information obtained about facts and circumstances that were in existence at the acquisition date. The measurement period cannot exceed one year from the acquisition date.

The following table summarizes the consideration paid and the fair value of the assets acquired and liabilities assumed as of the dates detailed in the table:

	FeatherPay	Verifi Dental	Teamworx
Consideration Paid:	January 1, 2024	January 1, 2024	January 1, 2024
Cash	$500,000	$370,000	$-
Note payable	-	-	125,000
Common stock	-	-	-
Series A preferred stock	4,800,000	840,000	575,000
	$5,300,000	$1,210,000	$700,000

Fair values of identifiable assets acquired and liabilities assumed:

Assets acquired:
Cash	$-	$871	$12,752
Accounts receivable	959	54,259
Customer relationships	-
Acquired technology	5,299,041	1,154,870	678,548
Deferred revenue			8,700
Total assets acquired	5,300,000	1,210,000	700,000

Net assets acquired	$5,300,000	$1,210,000	$700,000